AMENDED AND RESTATED BY-LAWS
OF
DELAWARE INVESTMENTS DIVIDEND AND
INCOME FUND, INC.
A Maryland Corporation


ARTICLE I
OFFICES

	Section 1. PRINCIPAL OFFICE.
The principal executive office of
Delaware Investments Dividend and
Income Fund, Inc. (the
"Corporation") shall be One Commerce
Square, Philadelphia, Pennsylvania,
19103.  The board of directors (the
"Board of Directors") may, from time
to time, change the location of the
principal executive office of the
Corporation to any place within or
outside the State of Maryland.

	Section 2. OTHER OFFICES. The
Board of Directors may at any time
establish branch or subordinate
offices at any place or places where
the Corporation intends to do
business.

ARTICLE II
	MEETINGS OF STOCKHOLDERS

	Section 1. PLACE OF MEETINGS.
Meetings of stockholders shall be
held at any place within or outside
the State of Maryland designated by
the Board of Directors. In the
absence of any such designation by
the Board of Directors,
stockholders' meetings shall be held
at the principal executive office of
the Corporation.  For purposes of
these Amended and Restated By-Laws
(the "By-Laws"), the term
"stockholder" shall mean a record
owner of shares of capital stock of
the Corporation.

	Section 2. CALL OF MEETING. A
meeting of the stockholders may be
called at any time by the Board of
Directors, the Chairperson (as
defined under Section 3 of Article
III herein) or by the President (as
defined under Section 1 of Article V
herein). If the Corporation is
required under the Investment
Company Act of 1940, as amended (the
"1940 Act"), to hold a stockholders'
meeting to elect directors, the
meeting shall be deemed an "annual
meeting" for that year for purposes
of the 1940 Act.

	Section 3. SPECIAL MEETINGS.
Special meetings of the stockholders
may be called at any time by the
Chairperson, President or a majority
of the members of the Board of
Directors and shall be called by the
secretary of the Corporation upon
the written request of the holders
of at least a majority of the shares
of the capital stock of the
Corporation issued and outstanding
and entitled to vote at such
meeting.  Upon receipt of a written
request from such holders entitled
to call a special meeting, which
shall state the purpose of the
meeting and the matter proposed to
be acted on at it, the secretary
shall issue notice of such meeting.
The cost of preparing and mailing
the notice of a special meeting of
stockholders shall be borne by the
Corporation.  Special meetings of
the stockholders shall be held at
the principal office of the
Corporation, or at such other place
within or without the State of
Maryland as the Board of Directors
may from time to time direct, or at
such place within or without the
State of Maryland as shall be
specified in the notice of such
meeting.

	Section 4. NOTICE OF
STOCKHOLDERS' MEETING. All notices
of meetings of stockholders shall be
sent or otherwise given, in
accordance with Section 5 of this
Article, not less than ten (10) nor
more than ninety (90) days before
the date of the meeting. The notice
shall specify (i) the place, date
and hour of the meeting, and (ii)
the general nature of the business
to be transacted. The notice of any
meeting at which directors are to be
elected also shall include the name
of any nominee or nominees whom at
the time of the notice are intended
to be presented for election. Except
with respect to adjournments as
provided herein, no business shall
be transacted at such meeting other
than that specified in the notice.

	Section 5. MANNER OF GIVING
NOTICE; AFFIDAVIT OF NOTICE. Notice
of any meeting of stockholders shall
be given either personally or by
first-class mail, courier or
telegraphic, facsimile, electronic
mail or other written communication,
charges prepaid, addressed to the
stockholder at the address of that
stockholder appearing on the books
of the Corporation or its transfer
agent or given by the stockholder to
the Corporation for the purpose of
notice. If no such address appears
on the Corporation's books or is
given, notice shall be deemed to
have been given if sent to that
stockholder by first-class mail,
courier, or telegraphic, facsimile,
electronic mail or other written
communication to the Corporation's
principal executive office. Notice
shall be deemed to have been given
at the time when delivered
personally or deposited in the mail,
with a courier or sent by telegram,
facsimile, electronic mail or other
means of written communication.

	If any notice addressed to a
stockholder at the address of that
stockholder appearing on the books
of the Corporation is returned to
the Corporation marked to indicate
that the notice to the stockholder
cannot be delivered at that address,
all future notices or reports shall
be deemed to have been duly given
without further mailing, or
substantial equivalent thereof, if
such notices shall be available to
the stockholder on written demand of
the stockholder at the principal
executive office of the Corporation
for a period of one year from the
date of the giving of the notice.

	An affidavit of the mailing or
other means of giving any notice of
any stockholders' meeting shall be
executed by the secretary, assistant
secretary or any transfer agent of
the Corporation giving the notice
and shall be filed and maintained in
the records of the Corporation.
Such affidavit shall, in the absence
of fraud, be prima facie evidence of
the facts stated therein.

	Section 6. ADJOURNED MEETING;
NOTICE. Any stockholders' meeting,
whether or not a quorum is present,
may be adjourned from time to time
(and at any time during the course
of the meeting) by a majority of the
votes cast by those stockholders
present in person or by proxy, or by
the chairperson of the meeting.  Any
adjournment may be with respect to
one or more proposals, but not
necessarily all proposals, to be
voted or acted upon at such meeting
and any adjournment will not delay
or otherwise affect the
effectiveness and validity of a vote
or other action taken at a
stockholders' meeting prior to
adjournment.

	When any stockholders' meeting
is adjourned to another time or
place, notice need not be given of
the adjourned meeting at which the
adjournment is taken, unless a new
record date of the adjourned meeting
is fixed or unless the adjournment
is for more than one hundred twenty
(120) days from the record date set
for the original meeting, in which
case the Board of Directors shall
set a new record date. If notice of
any such adjourned meeting is
required pursuant to the preceding
sentence, it shall be given to each
stockholder of record entitled to
vote at the adjourned meeting in
accordance with the provisions of
Sections 4 and 5 of this Article.
At any adjourned meeting, the
Corporation may transact any
business that might have been
transacted at the original meeting.

	Section 7.  QUORUM.  At all
meetings of the stockholders a
quorum shall consist of the holders
of a majority of the outstanding
shares of the capital stock of the
Corporation entitled to vote at such
meeting.  In the absence of a quorum
no business shall be transacted
except that the stockholders present
in person or by proxy and entitled
to vote at such meeting shall have
power to adjourn the meeting from
time to time to a date not more than
one-hundred twenty (120) days after
the original record date without
further notice other than
announcement at the meeting.  At any
such adjourned meeting, at which a
quorum shall be present, any
business may be transacted which
might have been transacted at the
meeting on the date specified in the
original notice.

	Section  8. WRITTEN ACTION.
Any action that might be taken at a
meeting of the stockholders may be
taken without a meeting if done in
writing and signed by all of the
stockholders entitled to vote on
that action.

	Section 9. VOTING. The
stockholders entitled to vote at any
meeting of stockholders shall be
determined in accordance with the
provisions of the Articles of
Incorporation (the "Charter") and
these By-Laws, as may be amended
from time to time and as in effect
at such time. The stockholders' vote
may be by voice vote or by ballot;
provided, however, that any election
for directors must be by ballot if
demanded by any stockholder before
the voting has begun.

	Abstentions and broker non-
votes will be included for purposes
of determining whether a quorum is
present at a stockholders' meeting.
Abstentions and broker non-votes
will be treated as votes present at
a stockholders' meeting, but will
not be treated as votes cast.
Abstentions and broker non-votes,
therefore, will have no effect on
proposals which require a plurality
or majority of votes cast for
approval, but will have the same
effect as a vote "against" on
proposals requiring a majority of
outstanding voting securities for
approval.

	Section 10. WAIVER OF NOTICE
BY CONSENT OF ABSENT STOCKHOLDERS.
The transactions of a meeting of
stockholders, however called and
noticed and wherever held, shall be
valid as though transacted at a
meeting duly held after regular call
and notice if a quorum be present
either in person or by proxy.
Attendance by a person at a meeting
shall also constitute a waiver of
notice with respect to that person
of that meeting, except when the
person objects at the beginning of
the meeting to the transaction of
any business because the meeting is
not lawfully called or convened and
except that such attendance is not a
waiver of any right to object to the
consideration of matters not
included in the notice of the
meeting if that objection is
expressly made at the beginning of
the meeting.  Whenever notice of a
meeting is required to be given to a
stockholder under the Charter or
these By-Laws, a written waiver
thereof, executed before or after
the meeting by such stockholder or
his or her attorney thereunto
authorized and filed with the
records of the meeting, shall be
deemed equivalent to such notice.

	Section 11. PROXIES. Every
stockholder entitled to vote for
directors or on any other matter
shall have the right to do so either
in person or by one or more agents
authorized by a written proxy signed
by the stockholder and filed with
the secretary of the Corporation. A
proxy shall be deemed signed if the
stockholder's name is placed on the
proxy (whether by manual signature,
typewriting, telegraphic
transmission, electronic
transmission or otherwise) by the
stockholder or the stockholder's
attorney-in-fact.  A validly
executed proxy which does not state
that it is irrevocable shall
continue in full force and effect
unless (i) revoked by the
stockholder executing it by a
written notice delivered to the
Corporation prior to the exercise of
the proxy or by the stockholder's
execution of a subsequent proxy or
attendance and vote in person at the
meeting; or (ii) written notice of
the death or incapacity of the
stockholder is received by the
Corporation before the proxy's vote
is counted; provided, however, that
no proxy shall be valid after the
expiration of eleven (11) months
from the date of the proxy unless
otherwise provided in the proxy.
The revocability of a proxy that
states on its face that it is
irrevocable shall be governed by the
provisions of the Maryland General
Corporation Law.

	With respect to any
stockholders' meeting, the
Corporation may accept proxies by
any electronic, telephonic,
computerized, telecommunications or
other reasonable alternative to the
execution of a written instrument
authorizing the proxy to act,
provided the stockholder's
authorization is received within
eleven (11) months before the
meeting.  A proxy with respect to
shares held in the name of two or
more Persons shall be valid if
executed by any one of them unless
at or prior to exercise of the proxy
the Corporation receives a specific
written notice to the contrary from
any one of them.  A proxy purporting
to be executed by or on behalf of a
stockholder shall be deemed valid
unless challenged at or prior to its
exercise and the burden of proving
invalidity shall rest with the
challenger.

	Section 12. INSPECTORS OF
ELECTION. Before any meeting of
stockholders, the Board of Directors
or the appropriate officers of the
Corporation may appoint any person
other than nominees for office to
act as inspector of election at the
meeting or its adjournment.  If no
inspector of election is so
appointed, the chairperson of the
meeting may, and on the request of
any stockholder or a stockholder's
proxy shall, appoint an inspector of
election at the meeting.  If any
person appointed as inspector fails
to appear or fails or refuses to
act, the chairperson of the meeting
may, and on the request of any
stockholder or a stockholder's proxy
shall, appoint a person to fill the
vacancy.

	The inspector shall:

	(a)	determine the number of
shares outstanding and the voting
power of each, the shares
represented at the meeting, the
existence of a quorum and the
authenticity, validity and effect of
proxies;

	(b)	receive votes, ballots
or consents;

	(c)	hear and determine all
challenges and questions in any way
arising in connection with the right
to vote;

	(d)	count and tabulate all
votes or consents;

	(e)	determine when the polls
shall close;



	(f)	determine the result;
and

	(g)	do any other acts that
may be proper to conduct the
election or vote with fairness to
all stockholders.

ARTICLE III
DIRECTORS

	Section 1. POWERS. Subject to
the applicable provisions of the
Charter and these By-Laws relating
to action requiring stockholder
approval, the business and affairs
of the Corporation shall be managed
and all powers shall be exercised by
or under the direction of the Board
of Directors.


	Section 2. NUMBER OF
DIRECTORS.  The Board of Directors
shall consist of not less than three
members; provided, however, that if
there are fewer than three
stockholders, then the number of
directors may be the same as the
number of stockholders, but not less
than one. The Board of Directors may
alter the number of directors set by
these By-Laws in accordance with
applicable provisions of law;
provided however, that such action
shall not affect the tenure of
office of any director.

	Section 3. CHAIRPERSON. The
Board of Directors may elect a
chairperson for the purpose of
presiding at meetings of the Board
of Directors (the "Chairperson").
The Chairperson shall exercise and
perform such other powers and duties
as may be from time to time assigned
to the Chairperson by the Board of
Directors or prescribed by the By-
Laws.  The Chairperson may delegate
his or her powers and duties to the
directors or officers of the
Corporation that he or she deems
appropriate, provided that such
delegation is consistent with
applicable legal and regulatory
requirements.

	Section 4. VACANCIES.
Vacancies in the Board of Directors
may be filled by a majority of the
remaining directors, though less
than a quorum, or by a sole
remaining director, unless the Board
of Directors calls a meeting of
stockholders for the purpose of
filling such vacancies.
Notwithstanding the above, whenever
and for so long as the Corporation
is a participant in or otherwise has
in effect a plan under which the
Corporation may be deemed to bear
expenses of distributing its shares
as that practice is described in
Rule 12b-1 under the 1940 Act, then
the selection and nomination of the
directors who are not "interested
persons" of the Corporation, as that
term is defined in the 1940 Act (the
"Independent Directors") shall be,
and is, committed to the discretion
of the Independent Directors.

	Section 5. PLACE OF MEETINGS
AND MEETINGS BY TELEPHONE. All
meetings of the Board of Directors
may be held at any place within or
outside the State of Maryland that
has been designated from time to
time by resolution of the Board of
Directors. In the absence of such a
designation, regular meetings shall
be held at the principal executive
office of the Corporation. Any
meeting, regular or special, may be
held by conference telephone or
similar communication equipment, so
long as all directors participating
in the meeting can hear one another,
and all such directors shall be
deemed to be present in person at
the meeting.

	Section 6. REGULAR MEETINGS.
Regular meetings of the Board of
Directors shall be held without call
at such time as shall from time to
time be fixed by the Board of
Directors. Such regular meetings may
be held without notice.

	Section 7. SPECIAL MEETINGS.
Special meetings of the Board of
Directors for any purpose or
purposes may be called at any time
by the Chairperson, the President
(as defined under Section 1 of
Article V herein), any vice
president, the secretary or any two
(2) directors.

	Notice of the time and place
of special meetings shall be
delivered personally or by telephone
to each director or sent by first-
class mail, courier or telegram,
charges prepaid, or by facsimile or
electronic mail, addressed to each
director at that director's address
as it is shown on the records of the
Corporation. In case the notice is
mailed, it shall be deposited in the
United States mail at least seven
(7) days before the time of the
holding of the meeting. In case the
notice is delivered personally, by
telephone, by courier, to the
telegraph company, or by express
mail, facsimile, electronic mail or
similar service, it shall be
delivered at least forty-eight (48)
hours before the time of the holding
of the meeting. Any oral notice
given personally or by telephone may
be communicated either to the
director or to a person at the
office of the director who the
person giving the notice has reason
to believe will promptly communicate
it to the director. The notice need
not specify the purpose of the
meeting or, if the meeting is to be
held at the principal executive
office of the Corporation, the place
of the meeting.

	Section 8. QUORUM. A majority
of the authorized number of
directors shall constitute a quorum
for the transaction of business,
except to adjourn as provided in
Section 11 of this Article. Every
act or decision done or made by a
majority of the directors present at
a meeting duly held at which a
quorum is present shall be regarded
as the act of the Board of
Directors, subject to the provisions
of the Charter. A meeting at which a
quorum is initially present may
continue to transact business
notwithstanding the withdrawal of
directors if any action taken is
approved by at least a majority of
the required quorum for that
meeting.

	Section 9. WAIVER OF NOTICE.
Notice of any meeting need not be
given to any director who either
before or after the meeting signs a
written waiver of notice, a consent
to holding the meeting, or an
approval of the minutes. The waiver
of notice or consent need not
specify the purpose of the meeting.
All such waivers, consents, and
approvals shall be filed with the
records of the Corporation or made a
part of the minutes of the meeting.
Notice of a meeting shall also be
deemed given to any director who
attends the meeting without
protesting before or at its
commencement about the lack of
notice to that director.

	Section 10.  ACTION BY WRITTEN
CONSENT IN LIEU OF MEETINGS.  Except
as required by law, including the
1940 Act and the rules and
regulations thereunder, on any
matter required or permitted to be
voted on by the Board of Directors,
or any committee of the Board of
Directors, the Board of Directors or
a committee thereof may take such
action without a meeting, without
prior notice and without a vote, if
a unanimous consent that sets forth
such action is provided in writing
or by electronic transmission by
each member of the Board of
Directors or the committee and such
consents are filed in paper or
electronic form with the minutes of
proceedings of the Board of
Directors or the committee.

	Section 11. ADJOURNMENT. A
majority of the directors present,
whether or not constituting a
quorum, may adjourn any matter at
any meeting to another time and
place.

	Section 12. NOTICE OF
ADJOURNMENT. Notice of the time and
place of holding an adjourned
meeting need not be given unless the
meeting is adjourned for more than
seven (7) days, in which case notice
of the time and place shall be given
before the time of the adjourned
meeting to the directors who were
present at the time of the
adjournment.

	Section 13. FEES AND
COMPENSATION OF DIRECTORS. Directors
and members of committees may
receive such compensation, if any,
for their services and such
reimbursement of expenses as may be
fixed or determined by resolution of
the Board of Directors. This Section
13 shall not be construed to
preclude any director from serving
the Corporation in any other
capacity as an officer, agent,
employee, or otherwise and receiving
compensation for those services.

	Section 14. DIRECTOR EMERITUS.
Upon retirement of a director, the
Board of Directors may elect him or
her to the position of Director
Emeritus. A Director Emeritus shall
serve for one year and may be
reelected by the Board of Directors
from year to year thereafter. Any
person serving as a Director
Emeritus shall not vote at meetings
of directors and shall not be held
responsible for actions of the Board
of Directors but shall receive fees
paid to directors for serving as
such.

ARTICLE IV
COMMITTEES

	Section 1. COMMITTEES OF THE
BOARD OF DIRECTORS. The Board of
Directors may, by resolution adopted
by a majority of the authorized
number of directors, designate one
or more committees, each consisting
of two (2) or more directors, to
serve at the pleasure of the Board
of Directors. The Board of Directors
may designate one or more directors
as alternate members of any
committee who may replace any absent
member at any meeting of the
committee. Any committee to the
extent provided in the resolution of
the Board of Directors, shall have
the authority of the Board of
Directors, except with respect to:

	(a) the approval of any action
which under the Charter or
applicable law also requires
stockholders' approval or requires
approval by a majority of the entire
Board of Directors or certain
members of said Board of Directors;

	(b) the filling of vacancies
on the Board of Directors or in any
committee;

	(c) the fixing of compensation
of the directors for serving on the
Board of Directors or on any
committee;

	(d) the amendment or repeal of
the Charter or of the By-Laws or the
adoption of new By-Laws;

	(e) the amendment or repeal of
any resolution of the Board of
Directors which by its express terms
is not so amendable or repealable;
or

	(f) the appointment of any
other committees of the Board of
Directors or the members of these
committees.

	Section 2. MEETINGS AND ACTION
OF COMMITTEES. Meetings and action
of any committee shall be governed
by and held and taken in accordance
with the provisions of Article III
of these By-Laws, with such changes
in the context thereof as are
necessary to substitute the
committee and its members for the
Board of Directors and its members,
except that the time of regular
meetings of any committee may be
determined either by resolution of
the Board of Directors or by
resolution of the committee. Special
meetings of any committee may also
be called by resolution of the Board
of Directors, and notice of special
meetings of any committee shall also
be given to all alternate members
who shall have the right to attend
all meetings of the committee. The
Board of Directors may adopt rules
for the government of any committee
not inconsistent with the provisions
of these By-Laws.

ARTICLE V
OFFICERS

	Section 1. OFFICERS. The
officers of the Corporation shall be
a president and chief executive
officer (the "President"), a
secretary, and a treasurer.  The
Corporation may also have, at the
discretion of the Board of
Directors, one or more vice
presidents, one or more assistant
vice presidents, one or more
assistant secretaries, one or more
assistant treasurers, and such other
officers as may be appointed in
accordance with the provisions of
Section 3 of this Article.  Any
number of offices may be held by the
same person, except the offices of
President and vice president.

	Section 2. ELECTION OF
OFFICERS.  The officers of the
Corporation designated in Section 1
of this Article shall be chosen by
the Board of Directors, and each
shall serve at the pleasure of the
Board of Directors, subject to the
rights, if any, of an officer under
any contract of employment.

	Section 3. SUBORDINATE
OFFICERS.  The Board of Directors
may appoint and may empower the
Chairperson and/or the President to
appoint such other officers as the
business of the Corporation may
require, each of whom shall hold
office for such period, have such
authority and perform such duties as
are provided in these By-Laws or as
the Board of Directors may from time
to time determine.

	Section 4. REMOVAL AND
RESIGNATION OF OFFICERS.  Subject to
the rights, if any, of an officer
under any contract of employment,
any officer may be removed, either
with or without cause, by the Board
of Directors at any regular or
special meeting of the Board of
Directors, or by an officer upon
whom such power of removal may be
conferred by the Board of Directors.

	Any officer may resign at any
time by giving written notice to the
Corporation.  Any resignation shall
take effect at the date of the
receipt of that notice or at any
later time specified in that notice;
and unless otherwise specified in
that notice, the acceptance of the
resignation shall not be necessary
to make it effective.  Any
resignation is without prejudice to
the rights, if any, of the
Corporation under any contract to
which the officer is a party.

	Section 5. VACANCIES IN
OFFICES.  A vacancy in any office
because of death, resignation,
removal, disqualification or other
cause shall be filled in the manner
prescribed in these By-Laws for
regular appointment to that office.

	Section 6. PRESIDENT. Subject
to such supervisory powers, if any,
as may be given by the Board of
Directors to the Chairperson, the
President shall be the chief
executive officer of the Corporation
and shall, subject to the control of
the Board of Directors, have general
supervision, direction and control
of the business and the officers of
the Corporation.  The President
shall have the general powers and
duties of management usually vested
in the office of president of a
corporation and shall have such
other powers and duties as may be
prescribed by the Board of Directors
or these By-Laws.

	Section 7. VICE PRESIDENTS. In
the absence or disability of the
President, vice presidents, in the
order as determined by the Board of
Directors, shall succeed to all of
the duties of the President and when
so acting shall have all powers of
and be subject to all the
restrictions upon the President
until the President's return, or
until such disability shall be
removed or until a new President
shall have been elected.  The vice
presidents shall have such other
powers and perform such other duties
as from time to time may be
prescribed for them respectively by
the Board of Directors, the
Chairperson, the President or these
By-Laws.

	Section 8. SECRETARY. The
secretary shall keep or cause to be
kept at the principal executive
office of the Corporation, or such
other place as the Board of
Directors may direct, a book of
minutes of all meetings and actions
of directors, committees of
directors and stockholders, which
shall record the time and place of
such meetings, designation of
whether such a meeting is regular or
special, the names of those present
at directors' meetings or committee
meetings, and a summary of the
proceedings.

	The secretary shall cause to
be kept at the principal executive
office of the Corporation, or at the
office of the Corporation's transfer
agent or registrar, a share register
or a duplicate share register
showing the names of all
stockholders and their addresses,
the number, series and classes of
shares held by each, the number and
date of certificates issued for the
same and the number and date of
cancellation of every certificate
surrendered for cancellation.

	The secretary shall give or
cause to be given notice of all
meetings of the stockholders and of
the Board of Directors required by
these By-Laws or by applicable law
to be given and shall have such
other powers and perform such other
duties as may be prescribed by the
Board of Directors or by these By-
Laws.

	Section 9. TREASURER. The
treasurer shall keep and maintain or
cause to be kept and maintained
adequate and correct books and
records of accounts of the
properties and business transactions
of the Corporation, including
accounts of its assets, liabilities,
receipts, disbursements, gains,
losses, capital, retained earnings
and shares. The books of account
shall at all reasonable times be
open to inspection by any director.

	The treasurer shall deposit
all monies and other valuables in
the name and to the credit of the
Corporation with such depositories
as may be designated by the Board of
Directors. He or she shall disburse
the funds of the Corporation as may
be ordered by the Board of
Directors, shall render to the
President and directors, whenever
they request it, an account of all
of his or her transactions as
treasurer and of the financial
condition of the Corporation and
shall have other powers and perform
such other duties as may be
prescribed by the Board of Directors
or these By-Laws.

ARTICLE VI
INDEMNIFICATION OF DIRECTORS,
OFFICERS,
EMPLOYEES AND OTHER AGENTS

	Section 1. AGENTS, PROCEEDINGS
AND EXPENSES. For the purpose of
this Article, "agent" means any
person who is or was a director,
officer, employee or other agent of
this Corporation or is or was
serving at the request of the
Corporation as a trustee, director,
officer, employee or agent of
another foreign or domestic
corporation, partnership, joint
venture, trust or other enterprise
or was a trustee, director, officer,
employee or agent of a foreign or
domestic corporation which was a
predecessor of another enterprise at
the request of such predecessor
entity; "proceeding" means any
threatened, pending or completed
action or proceeding, whether civil,
criminal, administrative or
investigative; and "expenses"
includes without limitation
attorneys' fees and any expenses of
establishing a right to
indemnification under this Article.


	Section 2. ACTIONS OTHER THAN
BY THE CORPORATION. The Corporation
shall indemnify any person who was
or is a party or is threatened to be
made a party to any proceeding
(other than an action by or in the
right of the Corporation) by reason
of the fact that such person is or
was an agent of the Corporation,
against expenses, judgments,
penalties, fines, settlements and
other amounts actually and
reasonably incurred in connection
with such proceeding if such person
acted in good faith and in a manner
that such person reasonably believed
to be in the best interests of the
Corporation and in the case of a
criminal proceeding, had no
reasonable cause to believe the
conduct of such person was unlawful.
For purposes of this Section 2 and
Section 3 below, (a) the termination
of any proceeding by judgment,
order, or settlement shall not of
itself create a presumption that the
person did not act in good faith or
in a manner which the person
reasonably believed to be in the
best interests of the Corporation or
that the person had reasonable cause
to believe that the person's conduct
was unlawful, and (b) the
termination of any proceeding by
conviction, or a plea of nolo
contendere or its equivalent, or an
entry of an order of probation prior
to judgment, creates a rebuttable
presumption that the person did not
act in good faith, or in a manner
which the person reasonably believed
to be in the best interests of the
Corporation or that the person had
reasonable cause to believe that the
person's conduct was unlawful.

	Section 3. ACTIONS BY THE
CORPORATION. The Corporation shall
indemnify any person who was or is a
party or is threatened to be made a
party to any threatened, pending or
completed action by or in the right
of the Corporation to procure a
judgment in its favor by reason of
the fact that the person is or was
an agent of the Corporation, against
expenses actually and reasonably
incurred by that person in
connection with the defense or
settlement of that action if that
person acted in good faith and in a
manner that person reasonably
believed to be in the best interests
of the Corporation.

	Section 4. EXCLUSION OF
INDEMNIFICATION. Notwithstanding any
provision to the contrary contained
herein, there shall be no right to
indemnification for any liability
arising by reason of willful
misfeasance, bad faith, gross
negligence, or the reckless
disregard of the duties involved in
the conduct of the agent's office
with the Corporation.

	No indemnification shall be
made under Sections 2 or 3 of this
Article:

	(a) In respect of any claim,
issue or matter as to which that
person shall have been adjudged to
be liable in the performance of that
person's duty to the Corporation,
unless and only to the extent that
the court in which that action was
brought shall determine upon
application that in view of all the
circumstances of the case, that
person was not liable by reason of
the disabling conduct set forth in
the preceding paragraph and is
fairly and reasonably entitled to
indemnity for the expenses which the
court shall determine; or

	(b) In respect of any claim,
issue, or matter as to which that
person shall have been adjudged to
be liable on the basis that personal
benefit was improperly received by
him, whether or not the benefit
resulted from an action taken in the
person's official capacity; or

	(c) Of amounts paid in
settling or otherwise disposing of a
threatened or pending action, with
or without court approval, or of
expenses incurred in defending a
threatened or pending action which
is settled or otherwise disposed of
without court approval, unless the
required approval set forth in
Section 6 of this Article is
obtained.


	Section 5. SUCCESSFUL DEFENSE
BY AGENT. To the extent that an
agent of the Corporation has been
successful on the merits in defense
of any proceeding referred to in
Sections 2 or 3 of this Article or
in defense of any claim, issue or
matter therein, before the court or
other body before whom the
proceeding was brought, the agent
shall be indemnified against
expenses actually and reasonably
incurred by the agent in connection
therewith, provided that the Board
of Directors, including a majority
who are disinterested, non-party
directors, also determines that
based upon a review of the facts,
the agent was not liable by reason
of the disabling conduct referred to
in Section 4 of this Article.

	Section 6. REQUIRED APPROVAL.
Except as provided in Section 5 of
this Article, any indemnification
under this Article shall be made by
the Corporation only if authorized
in the specific case on a
determination that indemnification
of the agent is proper in the
circumstances because the agent has
met the applicable standard of
conduct set forth in Sections 2 or 3
of this Article and is not
prohibited from indemnification
because of the disabling conduct set
forth in Section 4 of this Article,
by:

	(a) A majority vote of a
quorum consisting of Independent
Directors who are not parties to the
proceeding; or

	(b) A written opinion by an
independent legal counsel.

	Section 7. ADVANCEMENT OF
EXPENSES. Expenses incurred in
defending any proceeding may be
advanced by the Corporation before
the final disposition of the
proceeding on receipt of an
undertaking by or on behalf of the
agent to repay the amount of the
advance unless it shall be
determined ultimately that the agent
is entitled to be indemnified as
authorized in this Article, provided
the agent provides a security for
his undertaking, or a majority of a
quorum of the disinterested, non-
party directors, or an independent
legal counsel in a written opinion,
determine that based on a review of
readily available facts, there is
reason to believe that said agent
ultimately will be found entitled to
indemnification.

	Section 8. OTHER CONTRACTUAL
RIGHTS. Nothing contained in this
Article shall affect any right to
indemnification to which persons
other than directors and officers of
the Corporation or any subsidiary
thereof may be entitled by contract
or otherwise.

	Section 9. LIMITATIONS. No
indemnification or advance shall be
made under this Article in any
circumstances where it would be
inconsistent with:

	(a) A provision of the
Charter, a resolution of the
stockholders, or an agreement which
prohibits or otherwise limits
indemnification which was in effect
at the time of accrual of the
alleged cause of action asserted in
the proceeding in which the expenses
were incurred or other amounts were
paid; or

	(b) Any condition expressly
imposed by a court in approving a
settlement.

	Section 10. INSURANCE. Upon
and in the event of a determination
by the Board of Directors to
purchase such insurance, the
Corporation shall be entitled to
purchase and maintain insurance on
behalf of any agent of the
Corporation against any liability
asserted against or incurred by the
agent in such capacity or arising
out of the agent's status as such.

	Section 11. FIDUCIARIES OF
EMPLOYEE BENEFIT PLAN. This Article
does not apply to any proceeding
against any director, investment
manager or other fiduciary of an
employee benefit plan in that
person's capacity as such, even
though that person may also be an
agent of the Corporation as defined
in Section 1 of this Article.
Nothing contained in this Article
shall limit any right to
indemnification to which such a
director, investment manager, or
other fiduciary may be entitled by
contract or otherwise which shall be
enforceable to the extent permitted
by applicable law other than this
Article.

ARTICLE VII
RECORDS AND REPORTS

	Section 1. MAINTENANCE AND
INSPECTION OF SHARE REGISTER. The
Corporation shall keep at its
principal executive office or at the
office of its transfer agent or
registrar a record of its
stockholders, providing the names
and addresses of all stockholders
and the number, series and classes
of shares held by each stockholder.

	Section 2. MAINTENANCE AND
INSPECTION OF BY-LAWS. The
Corporation shall keep at its
principal executive office the
original or a copy of these By-Laws
as amended to date, which shall be
open to inspection by the
stockholders at all reasonable times
during office hours.


	Section 3. MAINTENANCE AND
INSPECTION OF OTHER RECORDS. The
accounting books and records and
minutes of proceedings of the
stockholders and the Board of
Directors and any committee or
committees of the Board of Directors
shall be kept at such place or
places designated by the Board of
Directors or in the absence of such
designation, at the principal
executive office of the Corporation.
The minutes shall be kept in record
form and the accounting books and
records shall be kept either in
written form or in any other form
capable of being converted into
written form. The minutes and
accounting books and records shall
be open to inspection upon the
written demand of any stockholder or
holder of a voting trust certificate
at any reasonable time during usual
business hours for a purpose
reasonably related to the holder's
interests as a stockholder or as the
holder of a voting trust
certificate. The inspection may be
made in person or by an agent or
attorney.

	Section 4. INSPECTION BY
DIRECTORS. Every director shall have
the absolute right at any reasonable
time to inspect all books, records,
and documents of every kind and the
physical properties of the
Corporation. This inspection by a
director may be made in person or by
an agent or attorney and the right
of inspection includes the right to
copy and make extracts of documents.

ARTICLE VIII
DIVIDENDS

	Section 1. DECLARATION OF
DIVIDENDS. Dividends upon the shares
of capital stock of the Corporation
may, subject to the provisions of
the Charter, if any, be declared by
the Board of Directors at any
regular or special meeting, pursuant
to applicable law. Dividends may be
paid in cash, in property, or in
shares of the Corporation.

	Section 2. RESERVES. Before
payment of any dividend there may be
set aside out of any funds of the
Corporation available for dividends
such sum or sums as the Board of
Directors may, from time to time, in
its absolute discretion, think
proper as a reserve fund to meet
contingencies, or for equalizing
dividends, or for repairing or
maintaining any property of the
Corporation, or for such other
purpose as the Board of Directors
shall deem to be in the best
interests of the Corporation, and
the Board of Directors may abolish
any such reserve in the manner in
which it was created.

ARTICLE IX
GENERAL MATTERS

	Section 1. CHECKS, DRAFTS,
EVIDENCE OF INDEBTEDNESS. All
checks, drafts, or other orders for
payment of money, notes or other
evidences of indebtedness issued in
the name of or payable to the
Corporation shall be signed or
endorsed by such person or persons
and in such manner as from time to
time shall be determined by
resolution of the Board of
Directors.

	Section 2. CONTRACTS AND
INSTRUMENTS; HOW EXECUTED. The Board
of Directors, except as otherwise
provided in these By-Laws, may
authorize any officer or officers,
agent or agents, to enter into any
contract or execute any instrument
in the name of and on behalf of the
Corporation and this authority may
be general or confined to specific
instances; and unless so authorized
or ratified by the Board of
Directors or within the agency power
of an officer, no officer, agent, or
employee shall have any power or
authority to bind the Corporation by
any contract or engagement or to
pledge its credit or to render it
liable for any purpose or for any
amount.

	Section 3. CERTIFICATES FOR
SHARES. A certificate or
certificates for shares of capital
stock in any series of the
Corporation may be issued to a
stockholder upon his or her request
when such shares are fully paid. All
certificates shall be signed in the
name of the Corporation by the
Chairperson, the President or vice
president and by the treasurer or an
assistant treasurer or the secretary
or any assistant secretary,
certifying the number of shares and
the series and class of shares owned
by the stockholders. Any or all of
the signatures on the certificate
may be facsimile. In case any
officer, transfer agent, or
registrar who has signed or whose
facsimile signature has been placed
on a certificate shall have ceased
to be such officer, transfer agent,
or registrar before such certificate
is issued, it may be issued by the
Corporation with the same effect as
if such person were an officer,
transfer agent or registrar at the
date of issue. Notwithstanding the
foregoing, the Corporation may adopt
and use a system of issuance,
recordation and transfer of its
shares by electronic or other means.

	Section 4. LOST CERTIFICATES.
Except as provided in this Section
4, no new certificates for shares
shall be issued to replace an old
certificate unless the latter is
surrendered to the Corporation and
cancelled at the same time.  In case
any share certificate or certificate
for any other security is lost,
stolen or destroyed, the appropriate
officers of the Corporation may
authorize the issuance of a
replacement certificate on such
terms and conditions as the Board of
Directors or such appropriate
officers may require, including a
provision for indemnification of the
Corporation secured by a bond or
other adequate security sufficient
to protect the Corporation against
any claim that may be made against
it, including any expense or
liability on account of the alleged
loss, theft, or destruction of the
certificate or the issuance of the
replacement certificate.

	Section 5. REPRESENTATION OF
SHARES OF OTHER ENTITIES HELD BY THE
CORPORATION. The Chairperson, the
President or any vice president or
any other person authorized by
resolution of the Board of Directors
or by any of the foregoing
designated officers, is authorized
to vote or represent on behalf of
the Corporation any and all shares
of any corporation, partnership,
trust, or other entity, foreign or
domestic, standing in the name of
the Corporation. The authority
granted may be exercised in person
or by a proxy duly executed by such
designated person.


	Section 6. TRANSFER OF SHARES.
Shares of the Corporation shall be
transferable only on the record
books of the Corporation by the
person in whose name such Shares are
registered, or by his or her duly
authorized attorney or
representative. In all cases of
transfer by an attorney-in-fact, the
original power of attorney, or an
official copy thereof duly
certified, shall be deposited and
remain with the Corporation, its
transfer agent or other duly
authorized agent. In case of
transfers by executors,
administrators, guardians or other
legal representatives, duly
authenticated evidence of their
authority shall be produced, and may
be required to be deposited and
remain with the Corporation, its
transfer agent or other duly
authorized agent. No transfer shall
be made unless and until the
certificate issued to the
transferor, if any, shall be
delivered to the Corporation, its
transfer agent or other duly
authorized agent, properly endorsed.

	Section 7. HOLDERS OF RECORD.
The Corporation shall be entitled to
treat the holder of record of any
share or shares as the owner thereof
and, accordingly, shall not be bound
to recognize any equitable or other
claim to or interest in such share
or shares on the part of any other
person, whether or not the
Corporation shall have express or
other notice thereof.

	Section 8.  RECORD DATES.  The
Board of Directors may close the
stock transfer books of the
Corporation for a period not
exceeding twenty days preceding the
date of any meeting of stockholders,
or the date for payment of any
dividend, or the date for the
allotment of rights, or the date
when any change or conversion or
exchange of capital stock shall go
into effect, or for a period of not
exceeding twenty days in connection
with the obtaining of the consent of
stockholders for any, purpose;
provided, however, that in lieu of
closing the stock transfer books as
aforesaid, the Board of Directors
may fix in advance a date, not
exceeding ninety days preceding the
date of any meeting of stockholders,
or the date for payment of any
dividend, or the date for the
allotment of rights, or the date
when any change or conversion or
exchange of capital stock shall go
into effect, or a date in connection
with obtaining such consent, as a
record date for the determination of
the stockholders entitled to notice
of, and to vote at any such meeting
and any adjournment thereof, or
entitled to receive payment of any
such dividend, or to any such
allotment of rights, or to exercise
the rights in respect of any such
change, conversion or exchange of
capital stock or to give such
consent, and in such case such
stockholders and only such
stockholders as shall be
stockholders of record on the date
so fixed shall be entitled to such
notice of, and to vote at, such
meeting and any adjournment thereof,
or to receive payment of such
dividend or to receive such
allotment of rights or to exercise
such rights, or to give such
consent, as the case may be,
notwithstanding any transfer of any
stock on the books of the
Corporation after any such record
date fixed as aforesaid.

	Section 9. FISCAL YEAR.  The
fiscal year of the Corporation and
each series thereof shall be fixed
by resolution of the Board of
Directors and, subject to applicable
law or regulation, may be re-fixed
or changed from time to time by
resolution of the Board of
Directors.  The fiscal year of the
Corporation shall be the taxable
year of each series of the
Corporation.

ARTICLE X
AMENDMENTS

	Section 1. AMENDMENT.  These
By-laws may be restated and/or
amended at any time, without the
approval of the stockholders, by an
instrument in writing signed by, or
a resolution of, a majority of the
then Board of Directors.


Amended and Restated as of August
19, 2004




Amended and Restated as of August
19, 2004